Exhibit 10.1

SECOND AMENDMENT TO

WAIVER OF CERTAIN RIGHTS UNDER LICENSE AGREEMENT

This Second Amendment Agreement (this “Second Amendment”), dated as of December 1, 2022, is made by and among ZyVersa Therapeutics, Inc., a Florida corporation (“Company” or “Licensee”), and L&F Research, LLC, a Florida limited liability company (“LFR”), with respect to that certain Waiver Agreement (the “Agreement”), dated as of March 2, 2022 and previously amended by an Amendment dated as of August 26, 2022 (the “First Amendment”). Copies of the Agreement and First Amendment are attached hereto as Exhibit 1. All capitalized terms used and not defined herein or in the Agreement or First Amendment shall have the meanings set forth in the License.

Recital

Whereas, Company and LFR desire to amend the Agreement as previously amended, to extend the Waiver Period and make certain conforming changes.

Now, Therefore, in receipt of consideration the receipt and sufficiency of which is acknowledged, LFR and Licensee agree as follows:

1. The Recital set forth above is incorporated herein by reference and made a part of this Second Amendment.

2. The Waiver Period shall be extended by an additional two months and twenty-eight days beyond January 3, 2023, and to effectuate this change, the term “Waiver Period” is hereby amended, for all purposes of the Agreement, to mean the period from March 22, 2020 through March 31, 2023, inclusive.

3. The December 31, 2022 date set forth in Sections 3 and 4 of the Agreement, as previously extended to May 3, 2023, shall also be further extended by two months and twenty-eight days. To effectuate this change, the term “May 3, 2023”, as preciously inserted to replace the term “December 31, 2022”, is hereby deleted from each place where it is inserted in the Agreement as previously amended, and in lieu thereof the term “July 31, 2023” is hereby inserted.

4. This Second Amendment (1) contains the entire agreement of LFR and Licensee concerning the subject matter hereof, (2) may be altered only in writing signed by both Parties, (3) shall become effective once signed by both Parties below and (4) may be executed in counterparts, each of which shall be an original, but when taken together, such counterparts shall constitute one and the same instrument. This Second Amendment shall be governed by the laws of the state of Florida.

5. The Agreement as previously amended is hereby ratified and confirmed as being in full force and effect, as modified hereby.

[Signature Page Follows]

In Witness Whereof, the Parties haves duly executed this Second Amendment by signing below.

L&F Research LLC

By:	/s/ Marc A. Golden
Name:	Marc A. Golden
Title:	CEO
Date:	12/23/2022

ACCEPTED AND AGREED TO:

ZyVersa Therapeutics, Inc.

By:	/s/ Steve Glover
Name:	Steve Glover
Title:	CEO
Date:	12/23/2022

EXHIBIT 1

WAIVER AGREEMENT DATED AS OF MARCH 2, 2022

WAIVER OF CERTAIN RIGHTS UNDER LICENSE AGREEMENT

This Waiver Agreement (this “Agreement”), dated as of March 2, 2022 (the “Effective Date”) is made by and among Zyversa Therapeutics, Inc., a Florida corporation (“Company” or “Licensee”), and L&F Research, LLC, a Florida limited liability company (“LFR”). Company and LFR are each referred to as a “Party” or collectively as the “Parties.” All capitalized terms used and not defined herein shall have the meanings set forth in the License (as defined below).

RECITALS

WHEREAS, Company and LFR entered into a license agreement on December 15, 2015 which license was amended by Amendment 1 effective as of January 9, 2020 (the “License’)

WHEREAS, under Section 9.2 of the License, if Licensee has failed for any reason to pay LFR any or all money owed when and as due under the License (such failure being a “Payment Breach” under the License), then LFR can terminate the License on 10 days written notice to Licensee (the “LFR Termination Right”) or keep the License in place and pursue legal and equitable remedies (the “LFR Remedies Right”); and

WHEREAS, Section 4.3 of the License provides that FDA’s acceptance of an IND for a “Compound” or “Product” constitutes a Compensation Milestone Event triggering the obligation of Licensee to pay $500,000 to LFR within 30 days (the “IND Milestone Payment”); and

WHEREAS, Section 4.3 of the License further provides that successful completion of Phase 1 Clinical Trial program with results sufficient to commence Phase 2a Clinical Trial, or commencement of Phase 2a Clinical Trial without the necessity of Phase 1 Clinical Trials, with FDA concurrence (this being referred to as the “Phase 1/Phase 2 Milestone”) constitutes a Compensation Milestone Event triggering the obligation of Licensee to pay $500,000 to LFR within 30 days (the “First Phase1/Phase2 Milestone Payment”), and to pay an additional $500,000 to LFR on the first anniversary of the achievement of the Phase1/Phase 2 Milestone (the “Second Phase1/Phase 2 Milestone Payment”); and

WHEREAS, on February 20, 2020, the FDA issued a “Study May Proceed” Letter (the “FDA Letter”) to Licensee, authorizing Licensee’s commencement of Phase 2 clinical trials of a Compound and constituting the FDA’s acceptance of Licensee’s IND with respect thereto; and

WHEREAS, the February 20, 2020 FDA Letter indicating the FDA’s acceptance of Licensee’s IND and authorizing Licensee’s commencement of Phase 2 clinical trials triggered Licensee’s obligation under Section 4.3 of the License to pay LFR (a) both the IND Milestone Payment and the First Phase 1/Phase 2 Milestone Payment on or before March 21, 2020, and (b) the Second Phase 1/Phase 2 Milestone Payment on or before February 20, 2021; and

WHEREAS, as of the Effective Date, Licensee has not yet paid LFR the IND Milestone Payment or the First Phase 1/Phase 2 Milestone Payment or the Second Phase 1/Phase 2 Milestone Payment, nor has LFR at any time provided Licensee a termination notice under Section 9.2 of the License with respect to said ongoing Payment Breaches; and

WHEREAS, Licensee has requested LFR’s waiver of the LFR Termination Right and the LFR Remedies Right solely with respect to the Payment Breaches relating to the IND Milestone Payment and the First Phase 1/Phase 2 Milestone Payment and the Second Phase 1/Phase 2 Milestone Payment, solely covering the period through August 31, 2022, inclusive, and LFR is willing to grant this waiver on the terms and subject to the limitations set forth below.

NOW, THEREFORE, in receipt of consideration the receipt and sufficiency of which is acknowledged, LFR and Licensee agree as follows:

1. The Recitals set forth above are incorporated herein by reference and made a part of this Agreement of Waiver.

2. LFR hereby waives both the LFR Termination Right and the LFR Remedies Right, solely to the extent said LFR Termination Right and LFR Remedies Right would be triggered by the failure of Licensee to pay to LFR part or all of the IND Milestone Payment (the “IND Milestone Payment Breach”), the First Phase 1/Phase 2 Milestone Payment (the “First Phase 1/Phase 2 Milestone Payment Breach”) and/or the Second Phase 1/Phase 2 Milestone Payment (the “Second Phase 1/Phase 2 Milestone Payment Breach”; and the IND Milestone Payment Breach and the First Phase 1/Phase 2 Milestone Payment Breach and the Second Phase 1/Phase 2 Milestone Payment Breach being collectively the “Three Breaches”) which waiver shall remain in effect during the period from March 22, 2020 through August 31, 2022, inclusive (the “Waiver Period”).

3. Notwithstanding anything contained elsewhere herein, if the License is terminated pursuant to its terms or rescinded, revoked or otherwise voided at any time on or before December 31, 2022 for any reason other than the Three Breaches during the Waiver Period, then this waiver will be null and void as if never granted, and the obligation of Licensee to pay LFR the IND Milestone Payment and the First Phase 1/Phase 2 Milestone Payment on or before March 21, 2020, and the obligation of Licensee to pay the Second Phase1/Phase 2 Milestone Payment on or before February 20, 2021, will be reinstated as if this Waiver had never been provided.

4. Notwithstanding anything contained elsewhere herein, if the Licensee undergoes a Bankruptcy Event at any time on or before December 31, 2022, then this waiver will be null and void as if never granted, and the obligation of Licensee to pay LFR the IND Milestone Payment and the First Phase 1/Phase 2 Milestone Payment on or before March 21, 2020, and the obligation of Licensee to pay the Second Phase1/Phase 2 Milestone Payment on or before February 20, 2021, will be reinstated as if this Waiver had never been provided. For purposes hereof, a “Bankruptcy Event” shall mean (1) the Licensee commencing any case, proceeding or other action (A) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (2) the Licensee making a general assignment for the benefit of its creditors; or (3) the commencement against the Licensee of any such case, proceeding or other action which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for 60 days.

5. For the sake of clarity, LFR does not hereby waive either or both of the LFR Termination Right and/or the LFR Remedies Right arising from (1) a failure by Licensee to pay to LFR any or all of the $500,000 IND Milestone Payment, the $500,000 First Phase 1/Phase 2 milestone Payment and/or the $500,000 Second Phase 1/Phase 2 Milestone Payment (a) following expiration of the Waiver Period or (b) during or after the Waiver Period if there occurs a termination of the License in circumstances described in Section 3 above or (c) during or after the Waiver Period if there occurs a Bankruptcy Event as described in Section 4 above, or 92) a failure by Licensee to timely pay to LFR any other amount when due under the License; and LFR does not hereby waive any rights under the License other than those expressly waived hereby on the conditions set forth herein.

[Signature Page Follows]

In Witness Whereof, the Parties haves duly executed this Second Amendment by signing below.

L&F Research LLC

By:	/s/ Marc A. Golden
Name:	Marc A. Golden
Title:	CEO
Date:	3/7/2022

ACCEPTED AND AGREED TO:

ZyVersa Therapeutics, Inc.

By:	/s/ Steve Glover
Name:	Steve Glover
Title:	CEO
Date:	3/7/2022

FIRST AMENDMENT DATED AS OF AUGUST 26, 2022

AMENDMENT TO WAIVER OF CERTAIN RIGHTS UNDER LICENSE AGREEMENT

This Amendment Agreement (this “Amendment”), dated as of August 26, 2022, is made by and among ZyVersa Therapeutics, Inc., a Florida corporation (“Company” or “Licensee”), and L&F Research, LLC, a Florida limited liability company (“LFR”), with respect to that certain Waiver Agreement (the “Agreement”), dated as of March 2, 2022, a copy of which as executed is attached hereto as Exhibit 1. All capitalized terms used and not defined herein or in the Agreement shall have the meanings set forth in the License.

RECITAL

WHEREAS, Company and LFR desire to amend the Agreement to extend the Waiver Period and make certain conforming changes.

NOW THEREFORE, in receipt of consideration the receipt and sufficiency of which is acknowledged, LFR and Licensee agree as follows:

1. The Recital set forth above is incorporated herein by reference and made a part of this Amendment.

2. The Waiver Period shall be extended by four months and three days, and to effectuate this change, the term “Waiver Period” is hereby amended, for all purposes of the Agreement to mean the period from March 22, 2020 through January 3, 2023, inclusive.

3. The December 31, 2022 date set forth in Sections 3 and 4 of the Agreement shall also be extended by four months and three days. To effectuate this change, the term “December 31, 2022”, is hereby deleted from each place where it is written in the Agreement as previously executed, and in lieu thereof the term “May 3, 2023” is hereby inserted.

4. This Amendment (1) contains the entire agreement of LFR and Licensee concerning agreed amendments to the Agreement, (2) may be altered only in writing signed by both Parties, (3) shall become effective once signed by both Parties below and (4) may be executed in counterparts, each of which shall be an original, but when taken together, such counterparts shall constitute one and the same instrument. This Second Amendment shall be governed by the laws of the state of Florida.

5. The Agreement is hereby ratified and confirmed as being in full force and effect, as modified hereby.

[Signature Page Follows]

In Witness Whereof, the Parties haves duly executed this Second Amendment by signing below.

L&F Research LLC

By:	/s/ Marc A. Golden
Name:	Marc A. Golden
Title:	CEO
Date:	8/29/2022

ACCEPTED AND AGREED TO:

ZyVersa Therapeutics, Inc.

By:	/s/ Steve Glover
Name:	Steve Glover
Title:	CEO
Date:	8/15/2022